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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) September 10, 2001
                                                          ----------------------

         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2001 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates, Series 2001-1)

                         ABN AMRO Mortgage Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


              333-85443-07                             363886007
----------------------------------------  --------------------------------------
        (Commission File Number)           (I.R.S. Employer Identification No.)


       135 South LaSalle Street
              Suite 925
           Chicago, Illinois                             60603
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(Address of Principal Executive Offices)               (Zip Code)


                                  312-904-2000
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              (Registrant's Telephone Number, Including Area Code)


                             181 West Madison Street
                             Chicago, Illinois 60602
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Description of the Certificates and the Pooled Securities.

        On April 27, 2001, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2001-1 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of April 1, 2001, among ABN AMRO Mortgage Corporation as depositor (the "Depositor"), Washington Mutual Mortgage Securities Corp., as servicer and State Street Bank and Trust Company as trustee. The Certificates consist of nineteen classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", the "Class A-6 Certificates", the "Class A-7 Certificates", the "Class A-8 Certificates", the "Class A-9 Certificates", the "Class A-10 Certificates", the "Class A-P Certificates", the "Class A-X Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to four-unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on April 1, 2001 (the "Cut-off Date"), an aggregate principal balance of approximately $237,316,463 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from Washington Mutual Mortgage Securities Corp. ("WAMU") pursuant to a Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement") dated April 27, 2001, between WAMU as seller and the Depositor as purchaser. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-P, Class A-X, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated October 12, 1999, and a Prospectus Supplement, dated April 27, 2001, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated April 27, 2001, among the Depositor, Michigan National Corporation ("Michigan National"), Credit Suisse First Boston Corporation ("CSFB") and ABN AMRO Incorporated ("AAI") (CSFB and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated April 27, 2001, among the Depositor, Michigan National and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to CSFB as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated April 27, 2001, among the Depositor, Michigan National and the Initial Purchaser.

        On September 10, 2001, the Depositor, Washington Mutual Mortgage Securities Corp., as servicer and State Street Bank and Trust Company as trustee entered into the First Amendment to Pooling and Servicing Agreement (the "First Amendment"), attached hereto as exhibit 4.1/A, in order to conform the terms of the Pooling and Servicing Agreement to the terms described in the Prospectus dated October 12, 1999, together with the Prospectus Supplement dated April 27, 2001.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the First Amendment.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits




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EXHIBIT
   NO.         DOCUMENT DESCRIPTION
-------        --------------------
 4.1/A         First Amendment to Pooling and Servicing Agreement, dated as of
               September 10, 2001, among ABN AMRO Mortgage Corporation as depositor, Washington Mutual Mortgage Securities Corp., as servicer and State Street Bank and Trust Company as trustee.










                                      -3-


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ABN AMRO MORTGAGE CORPORATION

                                                      (Registrant)




Dated: August __, 2001                          By: /s/ Maria Fregosi
                                                    ---------------------
                                                    Name: Maria Fregosi
                                                    Title: First Vice-President










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                                INDEX TO EXHIBITS



EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
4.1/A             First Amendment to Pooling and Servicing Agreement, dated as of September 10, 2001, among ABN AMRO Mortgage Corporation as depositor, Washington Mutual Mortgage Securities Corp., as servicer and State Street Bank and Trust Company as trustee.